EXHIBIT 10.23


                        THE ASHTON TECHNOLOGY GROUP, INC.

                                 PROMISSORY NOTE

$300,000                                                          April 30, 2002

          FOR VALUE RECEIVED, the undersigned, THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation (the "Company"), and each of the Subsidiaries (together with the Company, the "Borrowers" and each, a "Borrower"), jointly and severally, hereby promises to pay to OPTIMARK INNOVATIONS INC., a Delaware corporation, or its assigns (the "Payee"), the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000), or such lesser principal amount as shall then equal the outstanding principal amount thereof, plus interest.

          1. Interest Rate. Interest on the outstanding principal balance of this Note shall accrue at the rate of ten percent (10%) per annum, computed on the basis of a 360-day year for the actual number of days elapsed. Interest shall be compounded every ninety (90) days from the date hereof and shall accrue from the date hereof until all amounts arising under this Note are paid in full. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 10 of this Note), interest on the outstanding principal balance of this Note shall accrue at the Default Rate (as defined in Section 12 of this Note).

          2. Payment of Principal and Interest. The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the earlier to occur of (i) the date of the closing (the "Closing") of the transactions contemplated by that certain Securities Purchase Agreement, dated as of February 4, 2002 (as amended on March 6, 2002, the "Securities Purchase Agreement") by and between the Company and the Payee, or
(ii) May [10], 2002 (the "Maturity Date"). The principal, interest and other sums due on this Note shall be reflected by the Payee's records which will be prima facie evidence of the computation of the amounts owing by the Company to the Payee, absent manifest error. Payment of both principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and shall be payable at the principal office of the Payee or at such other address designated in writing by the Payee to the Company, as designated agent of the Borrowers.

          3. Pre-Payment. The Borrowers may prepay, without penalty or premium, all or any portion of the unpaid principal amount of this Note, together with accrued interest on the amount prepaid.

          4. Compliance with Laws. It is expressly stipulated and agreed to by the Borrowers and the Payee at all times that it is their intent to comply with applicable state law or applicable United States federal law (to the extent it permits the Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this section shall control every other covenant and agreement in this Note. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this

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Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, then it is each Borrower's and the Payee's express intent that all excess amounts theretofore collected by the Payee be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to the Company, as agent of the Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder.

          5. Waiver of Presentment, etc. Each Borrower and all endorsers of this Note hereby waive presentment, demand, protest and notice. The Payee shall, promptly upon full payment by the Borrowers of the principal of and interest on this Note, together with all costs and expenses, if any, due hereon, surrender this Note to the Company, as agent for the Borrowers, for retirement and cancellation; provided, however, that to the extent the Borrowers make a payment or payments to the Payee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, any state or federal law, common law, or equitable causes (a "Voidable Transfer") and the Payee is required to repay or restore any such Voidable Transfer or the amount or any portion thereof, or upon the advice of its counsel is advised to do so, then as to any such Voidable Transfer or the amount repaid or restored (including all reasonable costs, expenses and attorneys' fees of the Payee related thereto), the joint and several liability of the Borrowers shall automatically be revived, reinstated and restored and shall exist in full force and effect as though such Voidable Transfer had never been made.

          6. Collection Costs. Should the indebtedness evidenced by this Note or any part thereof be collected in any proceeding at law, or this Note be placed in the hands of attorneys for collection after default by the Borrowers, jointly and severally, in making due and punctual payment of principal at maturity and interest hereunder, the Borrowers, jointly and severally, agree to pay all costs of collecting this Note, including reasonable attorneys' fees and expenses and court costs, if any.

          7. Protective Covenants. For so long as any amounts remain outstanding under this Note, the prior approval of the Payee shall be required for the Company to:

               (a) authorize or issue any equity security, other than shares of Common Stock underlying options granted and outstanding as of the date of this Note;

               (b) increase the aggregate authorized number of shares of Common Stock or any other class or series of capital stock of the Company;

               (c) enter into any agreement with any holder of any securities of the Company or any Subsidiary giving such holder the right to require the Company or such Subsidiary to initiate any registration of the Company's or such Subsidiary's securities under the Securities Act of 1933, as amended;

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               (d) repurchase or redeem any of the Company's or any Subsidiary's securities;

               (e) (i) merge, combine or consolidate with, or agree to merge, combine or consolidate with, or purchase, or agree to purchase, all or substantially all of the securities of, any Person or (ii) purchase, or agree to purchase, all or substantially all of the assets and properties of, or otherwise acquire, or agree to acquire, all or any portion of, any Person;

               (f) sell all or substantially all of the Company's or any Subsidiary's assets;

               (g) alter or change materially or adversely, the rights of the Common Stock or any other class or series of capital stock of the Company;

               (h) make any capital expenditures in excess of $25,000 in any fiscal year;

               (i) incur debt or guarantees (other than trade payables incurred by the Company in the ordinary course of business) in excess of $25,000;

               (j) make any loan or advance, other than travel advances to employees in the ordinary course of business;

               (k) adopt any employee benefit, bonus or stock plan;

               (l) engage in any transaction with any Affiliate or officer, director or stockholder (or their relatives), other than in the ordinary course of business and at arms-length;

               (m) amend or propose to amend the Company's certificate of incorporation or by-laws;

               (n) liquidate or dissolve, effect any recapitalization or reorganization, or any stock split, reverse stock split, or, in each case, obligate the Company or its Subsidiaries to do so;

               (o) declare or pay any dividend or make any other distribution to its stockholders in respect of any shares of its capital stock; or

               (p) engage in any other business other than that business currently engaged in by the Company and its Subsidiaries.

          8. Assignment. Neither this Note nor the rights and obligations of any Borrower may be assigned by such Borrower without the prior written consent of the Payee and any attempted assignment in contravention of this Note shall be null and void and of no effect. The Payee may assign its rights or obligations hereunder to any Affiliate of the Payee; provided that, in the event that any such assignment is in violation of any federal securities laws or any rules or regulations of the NASD or would result in the delisting of the Company's securities

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from the Nasdaq OTC Bulletin Board, such assignment shall be null and void and of no force or effect. This Note when surrendered for assignment or transfer by the Payee shall be accompanied by the Assignment Form attached hereto duly executed by the Payee. Effective upon any such assignment, the Person to whom such rights, interests and obligations were assigned shall have and exercise all of the Payee's rights, interest and obligations hereunder as if such Person were the original Payee of this Note.

          9. No Rights as Stockholder; Note is Debt. This Note does not entitle the Payee hereof to any voting rights or other rights as a stockholder of any Borrower. Each Borrower shall treat, account and report this Note as debt and not equity for accounting and tax purposes.

          10. Event of Default. In the case of an Event of Default (as defined below), the principal of and accrued and unpaid interest on the Note shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any holder. For purposes hereof, "Event of Default" means the occurrence of any of the following:

               (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of any Borrower in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any Borrower or for any substantial part of their property, or ordering the winding-up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

               (b) the commencement by any Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any Borrower or for any substantial part of their property, or the making by any of them of any assignment for the benefit of creditors, or the failure by any Borrower generally to pay its debts as such debts become due, or the taking of corporate action by any Borrower in furtherance of or which might reasonably be expected to result in any of the foregoing; or

               (c) the breach of any representation, warranty or covenant of any Borrower contained in the Securities Purchase Agreement.

          11. Loss, Theft or Destruction of Note. Upon receipt by the Borrowers of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company, as designated agent of the Borrowers, will make and deliver a new Note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such Note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

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          12. Definitions. As used in this Note, the following terms shall have the following meanings:

               (a) "Affiliate" has the meaning specified in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

               (b) "Borrower" and "Borrowers" have the meanings set forth in the preamble.

               (c) "Business Day" means any day other than a Saturday, Sunday or other day on which banks in the City of New York are required or authorized to be closed.

               (d) "Common Stock" means the Company's common stock, par value $.01 per share.

               (e) "Company" has the meaning set forth in the preamble.

               (f) "Default Rate" means an interest rate of fifteen percent (15%) per annum.

               (g) "Event of Default" has the meaning set forth in Section 10.

               (h) "NASD" means the National Association of Securities Dealers, Inc.

               (i) "Note" means this 10% Promissory Note, as may be adjusted as provided herein.

               (j) "Payee" has the meaning set forth in the preamble.

               (k) "Person" means any natural person, firm, corporation, propriety, public or private company, partnership, limited liability company, public liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

               (l) "Subsidiary" and "Subsidiaries" means, individually or collectively, (i) UTTC; (ii) NextExchange, Inc., a Delaware corporation and wholly-owned Subsidiary of UTTC; (iii) Croix Securities, Inc., a Delaware corporation and wholly-owned Subsidiary of UTTC; (iv) REB Securities, Inc., a Delaware corporation and wholly-owned Subsidiary of UTTC; (v) ATG Trading, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company;
(vi) Ashton Technology Canada, Inc., a corporation subsisting under the laws of Canada and majority owned subsidiary of the Company; and (viii) Electronic Market Center, Inc., a Delaware corporation and majority owned subsidiary of the Company.

               (m) "UTTC" means Universal Trading Technologies Corporation, a Delaware corporation and Subsidiary of the Company.

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               (n) "Voidable Transfer" has the meaning set forth in Section 5.

          13. Miscellaneous.

               (a) Notices. Any notice, request or other communications required or permitted hereunder shall be given upon personal delivery or upon the seventh day following mailing by registered airmail (or certified first class mail if both the addresser and addressee are located in the United States), postage prepaid and addressed to the parties as follows:

          To the Borrowers:

                    c/o The Ashton Technology Group, Inc.
                    1835 Market Street, Suite 420
                    Philadelphia, PA  19103
                    Attn: William W. Uchimoto, General Counsel

          with a copy to:

                    Christopher S. Auguste, Esq.
                    Jenkens & Gilchrist Parker Chapin LLP
                    The Chrysler Building
                    405 Lexington Avenue
                    New York, NY  10174

          To the Payee:

                    OptiMark Innovations Inc.
                    c/o OptiMark Holdings, Inc.
                    10 Exchange Place
                    24th Floor
                    Jersey City, NJ  07302
                    Attn:  President

or to such other single place as any single addressee shall designate by written notice to the other addressees.

               (b) Enforcement. The Borrowers shall pay all reasonable fees and expenses, including reasonable attorney's fees, incurred by the Payee in the enforcement in any of the Borrowers' obligations hereunder not performed when due.

               (c) Survival of Agreement. All covenants, agreements, representations and warranties made by any Borrower herein shall be considered to have been relied upon by the Payee and shall survive the making of the loan and the execution and delivery to the Payee of this Note, regardless of any investigation made by the Payee or on its behalf; and shall continue in full force and effect until this Note shall terminate.

               (d) Binding Effect; Several Agreement; Successors and Assigns. This Note shall become effective as to each Borrower when executed by such Borrower and

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delivered to the Payee, and thereafter shall be binding upon the Borrowers and the Payee and their respective successors and permitted assigns, and shall inure to the benefit of each and their respective successors and permitted assigns.

               (e) Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflicts of laws principles.

               (f) Waivers. No failure or delay of the Payee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Payee hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Note or consent to any departure by any Borrower herefrom shall in any event be effective unless the same shall be permitted by the last sentence of this paragraph (f), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances. Neither this Note nor any provision hereof may be waived except pursuant to an agreement or agreements, in writing entered into by the Borrowers and the Payee.

               (g) Severability. In the event any one or more of the provisions contained in this Note should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                            [signature pages follow]

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          IN WITNESS WHEREOF, each Borrower has caused this Promissory Note to be executed by its officer thereunto duly authorized.

                                        BORROWERS:

                                        COMPANY:

                                        THE ASHTON TECHNOLOGY GROUP, INC.


                                        By:/s/William W. Uchimoto
                                           ----------------------
                                        Name: William W. Uchimoto
                                        Title: EVP & General Counsel

                                        SUBSIDIARIES:

                                        UNIVERSAL TRADING TECHNOLOGIES
                                        CORPORATION


                                        By:/s/William W. Uchimoto
                                           ----------------------
                                           Name: William W. Uchimoto
                                           Title: EVP & General Counsel

                                        NEXTEXCHANGE, INC.


                                        By:/s/William W. Uchimoto
                                           ----------------------
                                           Name: William W. Uchimoto
                                           Title: EVP & General Counsel

                                        CROIX SECURITIES, INC.


                                        By:/s/ William W. Uchimoto
                                           -----------------------
                                           Name: William W. Uchimoto
                                           Title: EVP & General Counsel

                                        REB SECURITIES, INC.


                                        By:/s/William W. Uchimoto
                                           ----------------------
                                           Name: William W. Uchimoto
                                           Title: EVP & General Counsel

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                                        ATG TRADING, LLC


                                        By:/s/ William W. Uchimoto
                                           -----------------------
                                           Name: William W. Uchimoto
                                           Title: EVP & General Counsel

                                        ASHTON TECHNOLOGY CANADA, INC.


                                        By:/s/ William W. Uchimoto
                                           -----------------------
                                           Name: William W. Uchimoto
                                           Title: EVP & General Counsel

                                        ELECTRONIC MARKET CENTER, INC.


                                        By:/s/ Fredric W. Rittereiser
                                           ---------------------------------
                                           Name: Fredric W. Rittereiser
                                           Title: Director

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                                 ASSIGNMENT FORM

              (To Assign the foregoing Note, execute this form and supply required information.)

          FOR VALUE RECEIVED, an interest corresponding to the unpaid principal amount of the foregoing Note and all rights evidenced thereby are hereby assigned to

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whose address is
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Date:
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Payee's Signature:
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Payee's Address:
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Signature Guaranteed:
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NOTE:      The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.